UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 31, 2008
CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED
( Exact name of registrant as specified in its charter )

Maryland	001-32162	80-0067704
( State or other jurisdiction	( Commission	( IRS Employer
of incorporation )	File Number )	Identification Number )

50 Rockefeller Plaza
New York, NY	10020
( Address of principal executive offices )	( Zip Code )
(212) 492-1100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
The registrant announced today that in order to preserve a majority of independent directors pursuant to its By-Laws, Mr. Gordon F. DuGan resigned as a Director effective July 30, 2008. Mr. DuGan will continue to serve as Chief Executive Officer of the registrant.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CORPORATE PROPERTY ASSOCIATES 16 - GLOBAL INCORPORATED

Date: July 31, 2008	By:	/s/ Mark J. DeCesaris

Mark J. DeCesaris, Managing Director and Acting Chief Financial Officer